QumulusAI

// NASDAQ – QMLS

Investor
Outlook Update

> QumulusAI.com :: July 14, 2026

// DISCLAIMER

Forward-looking Statements and Disclaimers

Presentation

This presentation has been designed to provide general information about QumulusAI, Inc. ("QumulusAI" or the "Company"). Any information contained or referenced herein is suitable only as an introduction to the Company. Except as otherwise indicated, the information contained in this presentation speaks only as of the date set forth on the cover of this presentation, and nothing herein shall create any implication that such information is correct as of any time subsequent to such date.

The information contained in this presentation is for informational purposes only. The information contained herein does not constitute or form a part of, and should not be construed as, any offer for sale or subscription of, or any invitation to offer, buy, or subscribe for, any securities, nor shall there be any offer, solicitation, or sale in any jurisdiction in which such offer, solicitation, or sale would be unlawful.

This document is not a prospectus. The information contained in this presentation is not investment or financial product advice and is not intended to be used as the basis for making an investment decision. Neither the Company nor any of its affiliates makes any representation or warranty, express or implied, as to the fairness, accuracy, completeness, or correctness of any information or opinions contained in this presentation, and no reliance should be placed on them. This presentation has been prepared without taking into account the investment objectives, financial situation, or particular needs of any particular person.

The trademarks included herein are the property of their respective owners and are used for reference purposes only. Such use should not be construed as an endorsement of the platform and solutions of QumulusAI.

Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), that reflect the Company's current expectations and beliefs with respect to, among other things, the company's fiscal year 2026 guidance, expected forward annual recurring revenue (ARR), expected capacity, the timing, scale and pace of GPU deployments and related capacity expansion, data center development plans, and future performance, its financial condition, results of operations, plans, objectives, future performance, and business. When used in this presentation, the words "anticipate," "believe," "could," "estimate," "expect," "guidance," "intend," "may," "on track," "plan," "project," "should," "target," "will," "would," and similar expressions are intended to identify forward-looking statements.

Forward-looking statements include all statements that are not historical facts. These statements are based on information available at the time they are made and on management's good-faith beliefs and assumptions as of that time with respect to future events. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are important factors that could cause actual outcomes or results to differ materially from those indicated in these statements, including those described in the "Risk Factors" section of the Company's registration statement on Form S-1, as amended (File No. 333-292514), filed with the U.S. Securities and Exchange Commission (the "SEC"), as such factors may be updated from time to time in the Company's subsequent filings with the SEC. These factors include, among others, our dependence on a limited number of large customers; the availability and cost of power, network connectivity, and specialized hardware such as GPUs; our substantial capital requirements and access to financing; competition and rapid technological change in the high-performance computing (HPC) and artificial intelligence (AI) markets; and our limited operating history and history of net losses. An investment in the Company entails a high degree of risk, and there can be no assurance that the Company's objectives will be achieved or that investors will receive a return on their investment.

There is no assurance that any forward-looking statements will materialize. You are cautioned not to place undue reliance on forward-looking statements, which reflect expectations only as of this date. QumulusAI does not undertake any obligation to update or review any forward-looking statement, whether as a result of new information, future developments, or otherwise, except as required by applicable law.

Projections and Estimates

This presentation may contain estimates, projections, and other illustrative financial and operating information, including financial and operating data identified with an "E" suffix, which reflect Company estimates. Such information is presented for illustrative purposes only and is based on estimates and assumptions that management believed to be reasonable at the time such information was prepared; it is inherently subject to significant business, economic, and competitive uncertainties, risks, and contingencies, many of which are beyond the Company's control. Actual results may differ materially from such information, and the inclusion of such information in this presentation should not be regarded as a representation by any person that the results reflected therein will be achieved. Such information should not be relied upon as necessarily indicative of future results.

Key Operating Metrics

This press release includes certain operating metrics, including forward ARR and capacity, that are presented as supplemental measures of the company's performance. Forward ARR and capacity are measures that management uses to evaluate the company's growth and expansion, and believes they are useful to investors in assessing future operations. ARR is not necessarily indicative of future revenue under U.S. Generally Accepted Accounting Principles (GAAP), and investors should not consider ARR as a substitute for revenue recognized under GAAP or other related measures. These measures may not be comparable to similarly titled measures used by other companies.

Market and Industry Data

This presentation includes information concerning economic conditions, the Company's industry, the Company's markets, and the Company's competitive position, based on a variety of sources, including information from independent industry analysts and publications, as well as QumulusAI's own estimates and research. The Company's estimates are derived from publicly available information released by third-party sources, as well as from its internal research, and are based on such data and the Company's knowledge of its industry, which the Company believes to be reasonable. Any independent industry publications used in this presentation were not prepared on the Company's behalf. This information involves many assumptions and limitations, and you are cautioned not to give undue weight to these estimates. Certain monetary amounts, percentages, and other figures included in this presentation have been subject to rounding adjustments; accordingly, figures may not be exact arithmetic aggregations of the figures that precede them.

Regulation FD

To the extent this presentation is furnished to the SEC under cover of a Current Report on Form 8-K pursuant to Item 7.01 (Regulation FD Disclosure), the information contained herein shall not be deemed "filed" for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, and shall not be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

FY2026 GUIDANCE

Breakout revenue, backed by gigawatt-scale capacity

FY 2026E ARR

$300 M

30x growth in fiscal 2026 over fiscal 2025

Forward annual recurring revenue (ARR) expected as of December 31, 2026, comprising executed contract revenue to date, expected renewals, deposit-backed compute capacity reservations, and projected contract signings, in each case reflecting ARR expected upon activation of the associated compute capacity.


$10M
Dec 2025
$132M
(8 MW)
Jun 2026
$300 M
(18 MW)
Dec 2026E

FY 2026E CAPACITY

18 MW

With line of sight to 2.5 GW in 2027

Data center capacity under executed lease or colocation agreements that are operational or undergoing build-out, power activation, or customer deployment, in each case available for, or expected to become available for, compute deployments as of December 31, 2026.

// GROWTH STRATEGY & ROADMAP

Scaled national platform positioned for continued expansion

SITE	STATUS
Marietta, GA	Active
Kansas City, MO	Active
Denver, CO	Active
Philadelphia, PA 1	Active
Philadelphia, PA 2	Active
Oklahoma	In Development
Additional Colocation Partners	In Development
Distributed AI-XP Sites (25 → 125)	Line-of-sight

8 MW
Active HPC Power

10 MW
In Development

2.5 GW
Line of Sight Into 2027



Sites are operational or deploying in 2026 across owned and colocation facilities.

Upcoming sites represent additional 2026-2027 locations currently under consideration. *Illustrative — sites under evolution; subject to change.*

Partnership Sites (QumulusAI Moonshot Connected Nation Announcement)
Illustrative — sites under evolution; subject to change.

// TRACTION & PROOF POINTS

Blue-chip partners. Breakout customers.

OUR MULTI-VENDOR APPROACH

GPU / compute — NVIDIA: Blackwell (B300/B200), Hopper (H100/H200), RTX Pro 6000

Networking — NVIDIA, Cisco, Dell, Arista

Storage — WEKA, VAST Data, Dell, DDN

Servers — Dell, HPE, Lenovo, Supermicro, Gigabyte

Orchestration — vCluster (Kubernetes)

Modular / power — Vertiv, Moonshot Energy

WE SERVE

Hyperbolic — a leading inference platform

RunPod — channel / marketplace

Shadeform — channel / marketplace

Andromeda — channel / marketplace

Procon Analytics — automotive and compliance

// OUR FACTS MODEL

The market needs faster, more flexible access to compute

We house the latest models of NVIDIA GPUs in colocation facilities and <50MW capacity data centers to bring GPU capacity online in months, on a quarterly deployment cadence that can accelerate time to value for our clients.



Flexibility

Flexibility means control — bare metal or virtualized, reserved or burst — all within a unified framework. Infrastructure that adapts as fast as you do.



Access

Access means availability without compromise. We deliver enterprise-grade capacity when it's needed – through reserved clusters and on-demand pools of next-gen GPUs.



Cost

Cost means pricing that supports growth. AI infrastructure should enable innovation—not limit it. Our approach delivers predictable, competitive economics so customers can secure the compute they need while aligning infrastructure investments with the realities of their business.



Trust

Trust means end-to-end control across the infrastructure we operate — with SLAs, isolation, and privacy built in. We don't just deliver capacity; we deliver reliability, because AI progress depends on confidence.



Speed

Speed means adaptability at scale. From provisioning to expansion, our modular infrastructure keeps development cycles moving – so innovation rarely waits for capacity.

// TEAM & GOVERNANCE

A team that has built this before



Mike Maniscalco
CHIEF EXECUTIVE OFFICER + DIRECTOR



Scott Krosnowski
CHIEF FINANCIAL OFFICER



Ankur Chatterjee
CHIEF INTEGRATION OFFICER



Ryan DiRocco
CHIEF TECHNOLOGY OFFICER



Stephen Hunton
CHIEF MARKETING OFFICER



Patrick Gahan
SENIOR VICE PRESIDENT CAPITAL MARKETS + DIRECTOR



Jim Marino
SENIOR VICE PRESIDENT SALES



Steve Gertz
CHIEF GROWTH OFFICER
FORMER CHAIRMAN



Zachary Graeve
HEAD OF INVESTOR RELATIONS



Stacy Kenworthy
LEAD INDEPENDENT DIRECTOR



Michael Mulica
DIRECTOR



David Rench
DIRECTOR
COMPENSATION CHAIR



Barry Schwartz
DIRECTOR
NOMINATING CHAIR



Homaira Akbari
DIRECTOR
AUDIT CHAIR

QumulusAI

We're not hyperscale as you know it. We're hyperspeed.

AI's biggest barrier isn't intelligence — it's the infrastructure to power it. We don't build the models. We build the infrastructure to power them.

> QumulusAI.com